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                                                                    EXHIBIT 10.3

                  FIRST AMENDMENT, dated as of October 11, 2002 (this "First Amendment"), to the CREDIT AGREEMENT, dated as of August 5, 1998, as amended and restated as of May 3, 2002 (the "Credit Agreement"), among RENT-A-CENTER, INC. (the "Borrower"), the Lenders party to the Credit Agreement, the Documentation Agent and Syndication Agent named therein and JPMORGAN CHASE BANK, as Administrative Agent (in such capacity, the "Administrative Agent"). Terms defined in the Credit Agreement shall be used in this First Amendment with their defined meanings unless otherwise defined herein.


                                   WITNESSETH:

                  WHEREAS, the Borrower wishes to amend the Credit Agreement in the manner set forth herein; and

                  WHEREAS, each of the parties hereto is willing to enter into this First Amendment on the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION I. AMENDMENT TO CREDIT AGREEMENT.

                  Section 7.6 of the Credit Agreement is hereby amended by adding the following new paragraph (e) to the end thereof:

         "(e) in addition, so long as no Default or Event of Default shall have occurred and be continuing, the Borrower may repurchase its common stock so long as the aggregate amount so expended pursuant to this paragraph (e) does not exceed $10,500,000 (it being understood that any amounts so expended shall be deemed to constitute utilization of the baskets referred to in Section 7.6(d) and clause (ii) of the proviso contained in Section 7.9(a)), provided, that (i) such repurchase is consummated on or prior to the date on which the Borrower's financial statements are delivered pursuant to Section 6.1(b) for the fiscal quarter ending September 30, 2002 and (ii) within three Business Days after the date of such repurchase, the Borrower shall prepay the Term Loans pursuant to Section 2.10 in an amount equal to 100% of the amount being expended to make such repurchase"

         SECTION II. MISCELLANEOUS.

                  1. No Change. Except as expressly provided herein, no term or provision of the Credit Agreement shall be amended, modified or supplemented, and each term and provision of the Credit Agreement shall remain in full force and effect.

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                  2. Effectiveness. This First Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of (a) counterparts hereof duly executed by the Borrower and (b) executed consent letters authorizing the Administrative Agent to enter into this First Amendment from the Required Lenders.

                  3. Counterparts. This First Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  4. Governing Law. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


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                  IN WITNESS WHEREOF, the parties hereto have caused this First
Amendment to be duly executed and delivered as of the day and year first above written.


                                    RENT-A-CENTER, INC.

                                    By: /s/ Mark E. Speese
                                       -----------------------------------------
                                       Name:  Mark E. Speese
                                       Title: Chief Executive Officer


                                    JPMORGAN CHASE BANK, as Administrative Agent

                                    By: /s/ Allen K. King
                                       -----------------------------------------
                                       Name:  Allen K. King
                                       Title: Vice President